EXHIBIT 24


                                POWER OF ATTORNEY

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         The undersigned directors and officers of National Computer Systems, Inc. hereby constitute and appoint J.W. Fenton, Jr. his true and lawful attorney-in-fact to sign and execute, on behalf of the undersigned, a registration statement and any amendment or amendments, including post-effective amendments thereto, for the registration, under the Securities Act of 1933, as amended, of up to 100,000 Common Shares of National Computer Systems, Inc. to be issued in connection with the Company's Non-Employee Director Stock Option Plan and the undersigned does hereby ratify and confirm all that said attorney shall do or cause to be done by virtue thereof.

         The undersigned have hereunto set their hands this 25th day of May, 1989.


/s/ Charles W. Oswald                          /s/ John W. Vessey
    Charles W. Oswald, Chairman of the             John W. Vessey, Director
     Board and Director
    (principal executive officer)


/s/ David C. Malmberg                          /s/ Arthur E. Weisberg
    David C. Malmberg, President                   Arthur E. Weisberg, Director


/s/ David P. Campbell                          /s/ Robert F. Zicarelli
    David P. Campbell, Director                    Robert F. Zicarelli, Director


/s/ David C. Cox                               /s/ Jeffrey W. Taylor
    David C. Cox, Director                         Jeffrey W. Taylor, Vice
                                                   President and Corporate
                                                   Controller


Harvey Golub, Director


/s/ Stephen G. Shank
    Stephen G. Shank, Director

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         The undersigned director and officers of National Computer Systems, Inc. hereby constitute and appoint J.W. Fenton, Jr. his true and lawful attorney-in-fact to sign and execute, on behalf of the undersigned, a registration statement and any amendment or amendments, including post-effective amendments thereto, for the registration, under the Securities Act of 1933, as amended, of up to 100,000 Common Shares of National Computer Systems, Inc. to be issued in connection with the Company's Non-Employee Director Stock Option Plan and the undersigned does hereby ratify and confirm all that said attorney shall do or cause to be done by virtue thereof.

         The undersigned have hereunto set their hands this 18th day of January, 1996.


                                           /s/ Russell A. Gullotti
                                               Russell A. Gullotti
                                               Chairman of the Board of
                                               Directors, President and Chief
                                               Executive Officer (principal
                                               executive officer)


                                           /s/ Jeffrey A. Taylor
                                               Jeffrey W. Taylor
                                               Vice President and Chief
                                               Financial Officer (principal
                                               financial and accounting officer)